Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, C. Shane Smith, the Chief Executive Officer and Director of Smithfield Foods, Inc. (the “Company”), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of his knowledge:
(1) the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2025 (the “report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                            /s/ C. Shane Smith
                            C. Shane Smith
                            Chief Executive Officer

Dated: March 24, 2026

This certification is being furnished to the SEC with this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section.